Balboa Life & Casualty
   1999 Corporate Report

         Message from the CEO & COO

         Few things test the character of an organization more than change and uncertainty. In Balboa's 52-year history, no period has had more of both than the previous 18 months. During that time, the company completed two ownership transitions while confronting the dual challenges of maintaining the confidence of our customers and retaining the loyalty of our talented staff. Today, we can report success with both of those challenges. Balboa's success is also evident in our 1999 financial results. Earned premiums of $217 million, combined with a loss ratio of 46.5%, produced earnings in the amount of $26 million. Our 1999 results reflect our new singular focus on the U.S. financial institution marketplace. Figures from prior years had also included results from domestic and foreign operations of our former parent company, Avco Financial Services.

         Balboa today...
         The lengthy transitional period ended and a bright new era began on November 30, 1999, when Countrywide Credit Industries, Inc. completed its acquisition of our company. With our ownership transition complete, Balboa's staff and senior management team are now more dedicated than ever to achieving ambitious goals and growth targets. Being a part of this dynamic organization provides us with a variety of exciting opportunities. For example, like Balboa, Countrywide embraces new technology. As their investment is significant, there is much we can learn from them and their successes. Because of this, our customers can expect to receive the same exceptional service they are accustomed to, and have access to heightened technological support. Another Balboa initiative that benefits from our Countrywide affiliation is the development and introduction of new products. An expanded product portfolio will provide additional income opportunities for our customers and help us grow. Some of our new products appear in this report, while others, particularly our significant expansion into the homeowners, fire, direct response and other lines will be unveiled throughout the year and highlighted in our 2000 corporate report.

         Celebrating our new beginning...
         Coincidental with the change of ownership, Balboa introduced a new corporate logo as part of our "Future Ready" advertising campaign. The ad text and bold new look are designed to reflect both our readiness for, and optimism about, the future of our business. This confidence is based on a variety of factors, including the excellent results Balboa achieved during a period of challenge and change. These results reflect our ongoing commitment to cost control and the economies achieved through our enhanced service platforms and systems.

         We are proud to report that A.M. Best Company has recognized Balboa's past performance, present strength and plans for future growth by affirming their "A" (Excellent) rating for all the companies that comprise Balboa Life & Casualty.

         Looking ahead to an exciting future...
         Much has changed at Balboa over the past 18 months, but our fundamental strengths and absolute commitment to our business have not. We are creating a future in which our customers will have access to new products and services, additional income opportunities and the ability to deliver service to their customers that is second-to-none. Our ongoing development and application of advanced technology will produce new levels of efficiency, while enabling us to continue delivering personal, customized attention to every customer. We've been successful in dealing with the challenges of the recent past and now look forward to the future with confidence and enthusiasm. This spirit is fostered by the support of our customers and friends, and the loyalty and hard work of our employees. With the beginning of a new and exciting chapter in Balboa's history, we renew our commitment to being the standard of excellence by which others in our industry are measured--a goal embodied in our motto: Dedicated People. Exceptional Results.

         Neal R. Aton                                D. David Cissell
         President & CEO                    Executive Vice President & COO



         Organization Overview

         The companies that comprise Balboa Life & Casualty include Balboa Insurance Company, Balboa Life Insurance Company, Meritplan Insurance Company and Newport Insurance Company. A.M. Best Company, the nation's leading industry analyst, has assigned a rating of "A" (Excellent) to each of these companies. Balboa is licensed to conduct business in all 50 states.

         Balboa Life & Casualty is a wholly-owned subsidiary of Countrywide Credit Industries, Inc. (NYSE: CCR), a diversified financial services provider and one of the nation's largest mortgage banking operations, with more than 10,000 employees and over 550 offices. Balboa became a member of the Countrywide family of companies on November 30, 1999.

         An Industry Leader

         Balboa Life & Casualty is one of the nation's leading providers of (specialized or credit-related) insurance products and services. Since its inception in 1948, Balboa has concentrated on developing long-term relationships with its financial institution customers. Balboa delivers its products to banks, thrifts, finance companies, mortgage lenders and servicers, and credit card issuers throughout the country, either on a direct basis, or through a select group of general agents. Balboa counts among its 1,300 financial institution customers 10 of the 20 largest banks, and 50 of the 100 largest financial institutions in the United States. Balboa's product portfolio includes credit life, involuntary unemployment insurance, collateral protection and property/hazard insurance and related products. The company also provides insurance tracking services for automobile and mortgage lenders. Using a variety of advanced systems and state-of-the-art hardware, the company's three product divisions manage and service their business from company headquarters in Irvine, California, and from a number of branch offices maintained throughout the country.

         Life & Credit Insurance

         A Tradition of Success

         Credit insurance programs have been a mainstay of Balboa's product portfolio for nearly 50 years. Although traditional credit insurance remains important, the market for this venerable product is changing dramatically. Today, an increasing number of lending institutions are offering Debt Cancellation Agreements or Debt Deferment Agreements. Balboa has been quick to seize the opportunity offered by this new form of protection. By offering a variety of support services and technical assistance to their financial institution customers, Balboa is able to help them strengthen client relationships and develop new income opportunities.

         High-tech systems.... hands-on service
         The Life & Credit Division's portfolio includes products that appeal to a wide variety of financial institutions. "Having the products is one thing, but our customers are looking for a lot more than that," declared John Keenan, Senior Vice President and division manager. "The key is combining high-tech systems with hands-on service. Our systems deliver incredible efficiency and instant access to information, which makes our programs easy to administer".

         What makes these programs seamless and customer-friendly is the personal attention given by our account executives and customer service department. We have an exciting opportunity in this division. Our product portfolio is growing, the sophistication and reliability of our systems is second-to-none and, most importantly, "our staff is highly experienced, dedicated and capable. The future has never looked brighter," said Keenan.

         Interactive training

         Another way in which the Life & Credit division excels in supporting its programs is through training. Prior to implementing any new program, a detailed analysis of training needs is conducted. Balboa's new CD ROM and Internet-based training system is perfectly suited for many lenders. The system is interactive and permits individuals to proceed at their own pace. Using a combination of voice, text and video, the new system is the closest thing to face-to-face, one-on-one training currently available.

         "Our staff is highly experienced, dedicated and capable. The future has never looked brighter."

         Property/Hazard Insurance
         Servicing the Servicers

         Mortgage servicers want to increase productivity and reduce expenses. Balboa's Property/Hazard Division has developed a variety of solutions for its customers, many of which rely on the latest technology and use of the Internet.

         Speed and flexibility

         "Speed and flexibility," according to John Meadows, Senior Vice President and division manager, "are essential to meeting the needs of today's mortgage servicers. Not so long ago, instituting any significant change for a customer was a complex, often time-consuming process. Now, solutions that weren't even dreamed of just a few years ago can be implemented quickly and efficiently. The key, of course, is to have the right technology, and a staff that is thoroughly familiar with it and the customer's operation."

         A simple precept
         Ultimately, the value of technology lies in its ability to make information useful and accessible. That simple precept drives the development of such innovations as workflow technology for claims handling and new ways of using the Internet. "We're finding more and more applications for the Internet," said Meadows. "For example, we now have web sites that provide a mortgage customer with insurance information to link them back to their lender. This helps the mortgage lender add real value to the customer relationship."

         CustomSourcing(TM)
         For lenders wanting to reduce their administrative burden, Balboa has developed another alternative: CustomSourcing. This unique program enables the servicer to pick and choose from an array of tasks to be performed off-site, without giving up control over the process. "Every lender is different," Meadows explained, "so it's natural to offer each one a choice of outsourcing services. That's what CustomSourcing does-- gives our customers a choice and control over their business that's not available with traditional outsourcing programs."

         "Every lender is different, so it's natural to offer each one a choice of outsourcing services."

         Collateral Protection Insurance
         Using Technology to Optimize Service

         The Collateral Protection Division (CPI) is Balboa's largest, both in terms of net written premium and number of clients. Balboa became the industry leader in creditor-placed auto insurance and insurance tracking services by developing sophisticated systems and stringent service standards that set them apart from their competition.

         The value of partnership
         "Balboa enjoys a unique market position by working directly with some clients and also through a select group of experienced agents," says Bonnie Hickmann, Senior Vice President and Division Manager. "In doing so, we are able to act, often alongside our general agent partners, as a seamless extension of the financial institution's organization."

         Efficiency, accuracy and service
         Known as one of the industry's leading innovators, Balboa continues to introduce new technology in the pursuit of maximum efficiency, accuracy and service. Recent plans include adapting property workflow technology to auto insurance tracking. Originally developed for the Property/Hazard division's mortgage tracking operations, this unique system will deliver additional speed and accuracy for Balboa's CPI customers.

         First-rate service

         The CPI Division has a goal of providing financial institutions, agents and their customers with first-rate service twenty-four hours a day, seven days a week. One of the steps to achieving that goal was the introduction last year of the ihaveinsurance.com Web site. This enables people contacted by Balboa about their auto insurance to respond online and at their convenience. An instant hit with lenders and their customers, both the concept and its implementation were the work of a team of Balboa employees intent on achieving the company's 24/7 service goal.

         "We are able to act, often alongside our general agent partners, as a seamless extension of the financial institution's organization."

         Regional Presence
         Sales Organization

         No matter how fast and efficient communication and data transmission becomes, nothing can replace direct, face-to-face contact with customers. To deliver on this promise of exceptional service, Balboa maintains a nationwide network of sales and service offices.

         Regional service centers across the country provide a local presence, enabling Balboa to understand each client's unique business and service culture and become a true extension of their organization. Additionally, these strategic locations cover all time zones and provide volume and disaster preparedness redundancies required for the company's property/hazard and collateral protection tracking business. Each of these offices boasts highly trained and experienced professionals and features the latest technologies.

         Balboa's local account executives and sales offices further enhance service throughout the country. Account executives regularly visit customers and oversee everything from program implementation and ongoing administration, to reporting and product development. The sales staff comprises seasoned professionals with a great deal of experience working with financial institutions. It all adds up to a satisfied customer base that continues to grow.

         Dedicated People...
         There is simply no substitute for experience. A significant number of Balboa's 600+ employees have been with the company for 20 years or more--a level of commitment almost unheard of today. While this longevity speaks volumes about the working environment, it also translates into a wealth of experience and essential knowledge of how the business works and is a key to sustaining long-term relationships with our customers. We are proud to acknowledge the contribution of these tenured employees, whose collective expertise is so valuable.

         ...Exceptional Results

         How is "Exceptional Results" defined? From our perspective, it means consistently exceeding expectations by doing whatever it takes to make every customer feel that they are Balboa's most important. Regardless of how the term is defined, the strength of the relationships we enjoy with our customers depends on our ability to deliver it. Here are a few of the ways our clients have found to define `exceptional results'...

         Quotes

"Providing superior service to our customers is Sovereign Bank's primary goal. Working with Balboa as our insurance partner helps us achieve that goal".
Scott W. Abercrombie, Executive Vice President, Sovereign Bank

"The outsourcing of our hazard insurance processing makes sense both economically and operationally. Balboa's CustomSourcing(TM)products and services allow us to focus our efforts on other servicing initiatives. The impact translates into enhanced service to our customers". Gary Bettin, Senior Vice President, Bank of America Mortgage

         "Balboa has been our CPI provider since 1995. Their service has always been excellent and they do a great job of anticipating our needs". Tim King, President, Wells Fargo Insurance, Inc.

         Message from Financial Officers

         The accompanying unaudited financial statements present Balboa's 1999 combined pro forma operations and balance sheet, net of the business lines retained by our former parent companies (Textron Inc., and Associates First Capital Corporation). Presentation of our 1999 balance sheet and pro forma income statement reflects Balboa's singular focus on the U.S. financial institution marketplace and our status as an independent subsidiary of Countrywide Credit Industries. Balboa has maintained positive net income and a favorable capital position, coupled with a conservative investment portfolio of high credit quality, investment grade securities. It is from these baseline statements that you will be able to track and compare our results in the coming years.

         Ratings affirmed

         In September 1999, A.M. Best Company again assigned each of the companies that comprise Balboa Life & Casualty an "A" (Excellent) rating. These ratings affirm Balboa's capital strength, profitability and high degree of liquidity. Both the Life and P&C companies obtained a Best's Capital Adequacy Relativity ratio in excess of 100. This means that both companies maintain higher capitalization than do their peers in the industry.

         Profitable growth

         Balboa's ongoing profitability is supported by a conservative loss reserve posture, the geographic distribution of revenue and strong product distribution capabilities. The competitive advantages expected through the development of new products, implementation of improved technology and expanded distribution capabilities, will continue to fuel positive net income. Consistent with historical practice, Balboa maintains an investment portfolio of short-term investments in an amount sufficient to meet anticipated obligations to policyholders, other creditors and needs for cash.

         Reinsurance strategy

         The use of catastrophe reinsurance coverage, coupled with the strategic use of other reinsurance contracts with good credit quality reinsurers, further bolsters this strong financial picture. Through reinsurance mechanisms, Balboa is able to effectively manage risk associated with product concentration, while better leveraging its capital. Balboa currently maintains catastrophe protection against the occurrence of a 100-year windstorm or a 250-year earthquake, with exposure to individual claims capped at $100,000.

         Improved computing

         Balboa has also successfully completed its Year 2000 system upgrades and, to date, is not aware of negative impacts on its own core processing system, its customers or third party vendors. In most instances, upgrades to computer hardware and software have been made to improve the capacity and performance of the systems, as well as to achieve Year 2000 compliance.

         Frederick A. Urschel               Kristine F. McKay
         Senior Vice President      Senior Vice President
         & Chief Actuary            & Chief Financial Officer



                                                  COMBINED BALANCE SHEET A
                                                        (Unaudited)

Thousands of dollars, at December 31, 1999

Assets

     Cash                                                                              $  17,363
     Investments                                                                         530,286
     Premium receivable                                                                   14,946
     Unamortized insurance policy acquisition costs                                       59,713
     Property and equipment                                                                2,708
     Other                                                                               116,071
                                                                              --------------------------

             Total assets                                                               $741,087
                                                                              ==========================

Liabilities

     Unearned insurance premiums                                                        $247,215
     Reserves for losses and adjustment expenses                                          61,788
     Income taxes                                                                        (23,360)
     Other                                                                                74,722
                                                                              --------------------------

             Total liabilities                                                           360,365

Stockholders' equity

     Common stock                                                                          6,750
     Additional paid-in capital                                                          136,249
     Retained earnings                                                                   259,629
     Securities valuation adjustment                                                     (19,140)
     Currency translation adjustment                                                      (2,766)
                                                                              --------------------------
             Total stockholders' equity                                                  380,722
                                                                              --------------------------

             Total liabilities and stockholders' equity                                 $741,087
                                                                              ==========================

(A)Unaudited combined Balance Sheet of Balboa Insurance Company, its two wholly-owned subsidiaries, Meritplan Insurance Company and Newport Insurance
Company, and Balboa Life Insurance Company, prepared in accordance with generally accepted accounting principles.


                                    Combined Pro Forma Income Statement B
                                                        (Unaudited)

                      Thousands of dollars, 12 months ending  December 31, 1999



Premiums written                                                                        $192,118
                                                                              ==========================

Revenues

     Premiums earned                                                                    $216,971
     Investment income                                                                    33,038
                                                                              --------------------------

             Total revenues                                                             $250,009
                                                                              --------------------------

Expenses

     Losses and loss adjustment expenses, less recoveries                                100,803
     Amortization of insurance policy acquisition costs                                   54,380
     Other operating expenses                                                             55,977
                                                                              --------------------------

             Total expenses                                                              211,160
                                                                              --------------------------

Income before income taxes                                                                38,849
Income taxes                                                                              12,902
                                                                              --------------------------

Net income                                                                             $  25,947
                                                                              ==========================

(B)The Combined Pro Forma Income Statement has been adjusted to exclude business lines not acquired by Countrywide Insurance Group on November 30,1999, and is prepared in accordance with generally accepted accounting principles.

                                                      Invested Assets
                                                        (Unaudited)

                             Thousands of dollars  at December 31, 1999

Composition of investment assets

     Equity

        Preferred                                                                     $     2523
        Common                                                                                 4
     Bonds                                                                               496,102
     Commercial paper                                                                     24,800
     Real estate, net of debt                                                                 73
     Other investment assets                                                                 347
     Cash                                                                                 17,363
                                                                              --------------------------

             TotalC                                                                     $541,212
                                                                              ==========================

Percentage comparison

     Equity

        Preferred                                                                          0.47%
        Common                                                                             0.00%
     Bonds                                                                                91.67%
     Commercial paper                                                                      4.58%
     Real estate, net of debt                                                              0.01%
     Other investment assets                                                               0.06%
     Cash                                                                                  3.21%
                                                                              --------------------------

             Total                                                                       100.00%
                                                                              ==========================

Return on investment assets

     Investment income

        Interest on commercial paper and bonds                                         $  32,343
        Dividends                                                                            151
        Real estate income, net                                                               16
        Other investment income (loss)                                                       335
        Investment expense                                                                  (834)

        Capital gains (loss)                                                               1,027
                                                                              --------------------------

             Total                                                                     $  33,038
                                                                              ==========================

Mean invested assets                                                                     533,451
Return on mean invested assets                                                             6.19%


(C) Investment assets are presented gross of market valuation adjustments.

         Corporate Directors
         Carlos M. Garcia (Chairman)
         Managing Director, Finance
         Chief Financial Officer and
         Chief Accounting Officer
         Countrywide Credit Industries, Inc.

         Neal R. Aton

         President & Chief Executive Officer
         Balboa Life & Casualty

         Kevin W. Bartlett
         Managing Director, Secondary Markets
         Countrywide Credit Industries, Inc.

         Charles W. Bennington
         Senior Vice President &
         Chief Administrative Officer
         Balboa Life & Casualty

         Andrew S. Bielanski
         Managing Director, Marketing
         Countrywide Credit Industries, Inc.

         Thomas H. Boone, Jr.
         Managing Director,
         Global Mortgage Services
         Countrywide Credit Industries, Inc.

         D. David Cissell
         Executive Vice President &
         Chief Operating Officer
         Balboa Life & Casualty

         Steven D. Phillips
         President

         Countrywide Insurance Services, Inc.

         David Sambol

         Managing Director, Capital Markets
         Countrywide Credit Industries, Inc.

         Jeffery K. Speakes
         Managing Director, Risk Management
         and Strategic Planning
         Countrywide Credit Industries, Inc.

         Corporate Officers
         Carlos M. Garcia

         Chairman of the Board of Directors

         Neal R. Aton

         President & Chief Executive Officer

         Robert P. Barbarowicz
         Executive Vice President & Secretary

         D. David Cissell
         Executive Vice President &
         Chief Operating Officer

         Charles W. Bennington
         Senior Vice President

         David M. Bridges
         Senior Vice President

         Mark E. Elbaum
         Senior Vice President

         Bonnie J. Hickmann
         Senior Vice President

         John P. Keenan
         Senior Vice President

         Craig D. Korotko
         Senior Vice President

         Kristine F. McKay
         Senior Vice President, Treasurer &
         Chief Financial Officer

         Thomas K. McLaughlin
         Senior Vice President

         John F. Meadows
         Senior Vice President

         Sharon A. Paolino
         Senior Vice President

         Jennifer S. Sandefur
         Senior Vice President

         Jeffery K. Speakes
         Senior Vice President

         Frederick A. Urschel
         Senior Vice President &
         Chief Actuary

         Robert L. Thompson
         First Vice President

         Cynthia T. Berger
         Vice President

         Denise M. Cahen
         Vice President

         James W. F. Clark
         Vice President

         Frank J. Garbinski
         Vice President

         Bobby R. King
         Vice President

         Janet L. Lawrence
         Vice President

         Melvin D. Martinez
         Vice President

         Wendy A. Scholl
         Vice President

         Michael J. Smith
         Vice President

         John B. Tullius
         Vice President

         Elizabeth R. White
         Vice President

         Corporate Headquarters

         Balboa  Life  &  Casualty  18581  Teller  Avenue   Irvine,   California
         92612-1627 (800) 854-6115 (949) 553-0700 www.balboainsurance.com

         Regional Service Offices

         Northeast
         Frank Garbinski
         Vice President

         1120 Stevenson Mill Road, Suite 200
         Moon Township, Pennsylvania 15108
         (800) 442-7488

         Southwest
         Denise Cahen
         Vice President

         1515 Walnut Grove Avenue
         Rosemead, California 91770
         (626) 927-4000

         Northwest
         Frederick N. Johnson
         Vice President
         445 S.W. 41st Street
         Renton, Washington 98055
         (800) 432-3460

         Regional Sales Offices

         Irvine California Home Office
         David M. Bridges
         Senior Vice President

         (800) 854-6115

         Alfred S. Banner

         Resident Vice President

         (800) 854-6115

         Trisha A. Heileson

         Resident Vice President

         (800) 854-6115

         Atlanta, Georgia
         Bobby R. King

         Senior Resident Vice President

         (800) 780-2260

         James Grimsley

         Resident Vice President

         (800) 957-6676

         Debbie Wortman

         Resident Vice President

         (800) 801-5782

         Tampa, Florida
         Carl Wirt

         Resident Vice President

         (877) 386-0411

         Seattle, Washington

         Terrence K. Ball

         Resident Vice President

         (877) 248-1653

         Minneapolis, Minnesota

         Denise Dunham

         Resident Vice President

         (651) 681-1629

         Account Executives

         Collateral Protection Division

         Pittsburgh, Pennsylvania
         Michele Anolik

         (800) 442-7488

         Pensacola, Florida

         Pat Godsey

         (850) 994-3934

         Los Angeles, California

         Joanie Herzon

         (626) 927-4000

         Seattle, Washington

         Pam Jones

         (800) 432-3460

         Life & Credit Division

         Irvine, California
         Alexa Davis
         Marybeth Gallagher
         Tracy McGrade
         Gina Trofa
         Linda Wentzel
         (800) 854-6115

         Property/Hazard Division

         Irvine, California

         Kathleen Keenan

         Lucky Navarro

         Pam Smith

         (800) 854-6115

         Norfolk, Virginia

         Ginna Bennett

         (757) 588-1952

         Paso Robles, California

         Steve Allen

         (805) 237-0l08